LIQUIDITY AND CAPITAL RESOURCES	6 Months Ended
Jun. 30, 2022
LIQUIDITY AND CAPITAL RESOURCES
LIQUIDITY AND CAPITAL RESOURCES

2. LIQUIDITY AND CAPITAL RESOURCES

As of June 30, 2022, the Group’s consolidated current liabilities exceeded its consolidated current assets by RMB 193,760. With certain non-cash payment adjustments excluded, there would be a positive working capital balance. The Group’s consolidated net assets were RMB 63,189 as of June 30, 2022. The Group assesses that it could meet its obligations for the next 12 months from the issuance date of the condensed consolidated financial statements.

The Group’s principal sources of liquidity have been cash provided by operating activities. The Group had net cash used in operating activities of RMB 38,010 and RMB 19,339 for the six months ended June 30, 2022 and 2021, respectively. The increase of cash outflow in operating activities was mainly caused by less tuition received at tutoring business due to the regulatory changes since August 2021. As of June 30, 2022, the Group had RMB 61,824 in unrestricted cash and cash equivalents, RMB 18,509 in short term investments available for sale, and RMB 60,000 in short term investments held to maturity.

The Group’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Group will be able to achieve a net income position for the foreseeable future. If management is not able to increase revenues and/or manage cost and operating expenses in line with revenue forecasts, the Group may not be able to achieve profitability.

The Group believes that available cash and cash equivalents, short term investments available for sale and short term investments held to maturity, cash provided by operating activities, together with cash available from the activities mentioned above, should enable the Group to meet presently anticipated cash needs for at least the next 12 months after the date that the condensed consolidated financial statements are issued and the Group has prepared the condensed consolidated financial statements on a going concern basis. However, the Group continues to have ongoing obligations and it expects that it will require additional capital in order to execute its longer-term business plan. If the Group encounters unforeseen circumstances that place constraints on its capital resources, management will be required to take various measures to conserve liquidity, which could include, but not necessarily be limited to, initiating additional public offerings, obtaining credit facilities, streamlining business units, controlling rental, overhead and other operating expenses and seeking to further dispose non-cash generating units. Management cannot provide any assurance that the Group will raise additional capital if needed.

Risks and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position and results of its operations, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.